UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 15, 2006

Dinewise, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-100110	01-0741042

(Commission File Number)	(IRS Employer Identification No.)

500 Bi-Country Boulevard, Suite 400
Farmingdale, NY	11735

(Address of Principal Executive Offices)	(Zip Code)

(631) 694-1111

(Registrant’s Telephone Number, Including Area Code)

Simplagene USA, Inc.

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On September 8, 2006, the stockholders of Simplagene USA, Inc., a Nevada corporation (the “Company”), upon the recommendation of the Company’s Board of Directors, approved an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Dinewise, Inc.” The Company filed the Certificate of Amendment to the Articles of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada on September 15, 2006. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

3.1.	Certificate of Amendment to the Articles of Incorporation of Simplagene USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006	Dinewise, Inc.

By: /s/ Thomas McNeill

Name: Thomas McNeill
Title: Vice President and Chief Financial Officer